UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A
                                 (Rule 14a-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12


                        THE ADVISORS' INNER CIRCLE FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     5)   Total fee paid:

     ---------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:

     ---------------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------
     3)   Filing Party:

     ---------------------------------------------------------------------------
     4)   Date Filed:

                 CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
                     CORNERSTONE ADVISORS REAL ASSETS FUND

                               EACH, A SERIES OF

                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456


Dear Shareholder:

          Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (the "Meeting") of the Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund and the Cornerstone Advisors Real Assets Fund (each a "Fund" and together, the "Funds"), each a series of The Advisors' Inner Circle Fund (the "Trust"). The Meeting is scheduled for February 28, 2014. If you are a shareholder of record of a Fund as of the close of business on January 15, 2014, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

          Cornerstone Advisors, Inc. currently serves as investment adviser to each Fund. At the Meeting, shareholders of each Fund will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Cornerstone (the "Proposal"). The New Agreement has the same advisory fee as, and otherwise does not materially differ from, the prior advisory agreement (the "Prior Agreement") between the Trust, on behalf of each Fund, and Cornerstone. As discussed in more detail in the accompanying materials, you are being asked to approve the Proposal because the Prior Agreement may be deemed to have terminated as a result of a transaction between Bob Trenner, co-founder and Chairman of the Board of Cornerstone, and Cornerstone.

          THE BOARD OF TRUSTEES OF THE ADVISORS' INNER CIRCLE FUND HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

          YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting. You may also vote your shares by touch-tone telephone, through the Internet or in person. Please follow the enclosed instructions to utilize any of these voting methods.

          If we do not receive your vote promptly, you may be contacted by a representative of the Funds, who will remind you to vote your shares.

          Thank you for your attention and consideration of this important Proposal and for your investment in the Funds. If you need additional information, please call shareholder services at 1-888-762-1442.

Sincerely,

/s/ Michael Beattie
-------------------------
Michael Beattie
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                        IMPORTANT NEWS FOR SHAREHOLDERS

          While we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matter that requires your vote as a shareholder of the Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund or Cornerstone Advisors Real Assets Fund (each a "Fund" and together, the "Funds"), each a series of The Advisors' Inner Circle Fund (the "Trust").

                             QUESTIONS AND ANSWERS

Q.   WHY AM I BEING ASKED TO VOTE ON A NEW ADVISORY AGREEMENT FOR MY FUND(S)?

A. Cornerstone Advisors, Inc. ("Cornerstone") serves as investment adviser to each Fund. Bob Trenner, co-founder and Chairman of the Board of Cornerstone, entered into an agreement with Cornerstone in connection with a multi-part transition pursuant to which Cornerstone has purchased from Mr. Trenner a specified amount of the outstanding shares of Cornerstone (the "Transaction"). The Transaction closed on [December 31, 2013] (the "Closing"). Prior to the Closing, Mr. Trenner owned greater than 25% of Cornerstone's outstanding voting securities. Immediately after the Closing, Mr. Trenner owned less than 25% of Cornerstone's outstanding voting securities, effectively terminating Mr. Trenner's controlling interest in Cornerstone. By law, the investment advisory agreement pursuant to which Cornerstone provided investment advisory services to the Funds (the "Prior Agreement") may be deemed to have terminated upon the Closing of the Transaction.

     At a meeting held on November 19, 2013, the Board of Trustees of the Trust approved a new investment advisory agreement between the Trust, on behalf of the Funds, and Cornerstone (the "New Agreement") that would become effective upon shareholder approval. Therefore, you are being asked to approve the New Agreement. Cornerstone continues to provide uninterrupted management of your Fund(s) following the Closing of the Transaction pursuant to an Interim Agreement, as defined and discussed below.

Q.   HOW HAS THE TRANSACTION AFFECTED ME AS A SHAREHOLDER?

A. The Transaction did not result in any changes to the organization or structure of the Funds. You still own the same shares in the same Fund(s). If the New Agreement is approved, Cornerstone will continue to serve as each Fund's investment adviser, and none of the Funds' other service providers have changed in connection with the Transaction. Under the New Agreement, Cornerstone will provide the same advisory services to the Funds on the same terms as Cornerstone provided such services under the Prior Agreement. The advisory fee rate paid by each Fund to Cornerstone under the Prior Agreement will remain unchanged under the New Agreement.

Q.   HOW DOES THE NEW AGREEMENT DIFFER FROM THE PRIOR AGREEMENT?

A. The New Agreement is identical to the Prior Agreement, except with respect to the date.

Q.   WHAT HAPPENS IF THE NEW AGREEMENT IS NOT APPROVED?

A. On November 19, 2013, the Board also approved an interim advisory agreement (the "Interim Agreement") between the Trust and Cornerstone, which became effective for the Funds at the

     Closing, under which Cornerstone may provide investment advisory services for the Funds for up to 150 days between termination of the Prior Agreement and shareholder approval of the New Agreement. The Board approved the Interim Agreement to allow Cornerstone to continue to provide advisory services to the Funds for the 150-day period following the Closing in the event shareholders of the Funds did not approve the New Agreement before the Closing. Since shareholders did not approve the New Agreement before the Closing, Cornerstone currently is providing investment advisory services to the Funds pursuant to the Interim Agreement. If the New Agreement is not approved by shareholders, Cornerstone will continue to provide services to the Funds under the Interim Agreement until its term expires, and the Board will consider such further action as it deems in the best interests of the shareholders of the Funds.

Q.   HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Trustees unanimously recommend that you vote "FOR" the Proposal. Please see "Board Considerations in Approving the New Agreement" for a discussion of the Board's considerations in making its recommendation.

Q.   WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the Proposal can be acted upon. We encourage all shareholders to participate in the governance of the Funds. Additionally, your immediate response on the enclosed proxy card may help save the costs of any further solicitations.

Q.   HOW DO I PLACE MY VOTE?

A. You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call shareholder services at 1-888-762-1442.

Q.   WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call shareholder services at 1-888-762-1442 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.


PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                 CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
                     CORNERSTONE ADVISORS REAL ASSETS FUND

                               EACH, A SERIES OF

                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 28, 2014

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund and the Cornerstone Advisors Real Assets Fund (each a "Fund" and together, the "Funds"), each a series of The Advisors' Inner Circle Fund (the "Trust"), will be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on February 28, 2014, at [____], Eastern time.

At the Meeting, shareholders of record of each Fund ("Shareholders") will be asked to approve a new investment advisory agreement (the "New Agreement") between the Trust, on behalf of the Funds, and Cornerstone Advisors, Inc., and to transact such other business, if any, as may properly come before the Meeting.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

Shareholders of record of each Fund at the close of business on January 15, 2014 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
              SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 28, 2014.

The proxy statement is available at www.[____].com.



                                             By Order of the Board of Trustees

                                             /s/ Michael Beattie
                                             -------------------
                                             Michael Beattie
                                             President

                 CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
                     CORNERSTONE ADVISORS REAL ASSETS FUND

                               EACH, A SERIES OF

                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 28, 2014

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors' Inner Circle Fund (the "Trust") for use at the special meeting of shareholders of the Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Real Assets Fund (each a "Fund" and together, the "Funds") to be held on Friday, February 28, 2014 at [____], Eastern time at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of record of each Fund at the close of business on January 15, 2014 ("Shareholders") are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about [____], 2014.

The Trust currently offers one class of shares of beneficial interest of the Funds, Institutional Class Shares ("Shares"). Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of January 15, 2014 (the "Record Date"), the Funds had the following Shares issued and outstanding, respectively:

--------------------------------------------------------------------------------
FUNDS                                              SHARES ISSUED AND OUTSTANDING
--------------------------------------------------------------------------------
Cornerstone Advisors Global Public Equity Fund                [____]
--------------------------------------------------------------------------------
Cornerstone Advisors Income Opportunities Fund                [____]
--------------------------------------------------------------------------------
Cornerstone Advisors Public Alternatives Fund                 [____]
--------------------------------------------------------------------------------
Cornerstone Advisors Real Assets Fund                         [____]
--------------------------------------------------------------------------------

As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is referred to in this proxy statement as an "Independent Trustee."

PROPOSAL -- APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

THE CHANGE IN CONTROL OF CORNERSTONE

Each Fund is a separate series of the Trust. Cornerstone Advisors, Inc. ("Cornerstone") has served as the investment adviser of each Fund since its inception. Bob Trenner, co-founder and Chairman of the Board of Cornerstone, entered into an agreement with Cornerstone in connection with a multi-part transition pursuant to which Cornerstone has purchased from Mr. Trenner a specified amount of the outstanding shares of Cornerstone (the "Transaction"). The Transaction closed on [December 31, 2013] (the "Closing"). Prior to the Closing, Mr. Trenner owned greater than 25% of Cornerstone's outstanding voting securities. Immediately after the Closing, Mr. Trenner's owned less than 25% of Cornerstone's outstanding voting securities, effectively terminating Mr. Trenner's controlling interest in Cornerstone.

The Transaction may be considered to have caused a change in control of Cornerstone under the Investment Company Act of 1940, as amended (the "1940 Act"), resulting in the assignment, and automatic termination, of the advisory agreement between the Trust, on behalf of the Funds, and Cornerstone (the "Prior Agreement"). Section 15(a)(4) of the 1940 Act requires the automatic termination of an advisory contract when it is assigned.

As discussed in greater detail below, at a meeting held on November 19, 2013 (the "November 2013 Meeting"), the Board approved a new investment advisory agreement between the Trust, on behalf of the Funds, and Cornerstone (the "New Agreement") that would become effective upon shareholder approval. In addition, the Board, including all of the Independent Trustees, unanimously recommended the approval of the New Agreement to the Fund's shareholders. Therefore, you are being asked to approve the New Agreement so that Cornerstone's management of the Fund may continue without interruption. At the November 2013 Meeting, the Board also approved an interim advisory agreement (the "Interim Agreement") between the Trust and Cornerstone, which became effective for the Funds at the Closing, under which Cornerstone may provide investment advisory services for the Funds for up to 150 days between termination of the Prior Agreement and shareholder approval of the New Agreement.

The Transaction did not result in any changes to the organization or structure of the Funds. You still own the same shares in the same Fund(s). If the New Agreement is approved, Cornerstone will continue to serve as each Fund's investment adviser, and none of the Funds' other service providers have changed in connection with the Transaction. Under the New Agreement, Cornerstone will provide the same advisory services to the Funds on the same terms as Cornerstone provided such services under the Prior Agreement. The advisory fee rate paid by each Fund to Cornerstone under the Prior Agreement will remain unchanged under the New Agreement.

REQUIRED VOTE

Shareholders of each Fund will vote separately on the Proposal. In general, the 1940 Act requires all new investment advisory agreements to be approved by the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a registered investment company. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or
(b) more than 50% of the outstanding voting securities (a "1940 Act Majority"). Approval of the Proposal, with respect to a Fund, requires the affirmative vote of a 1940 Act Majority of such Fund's Shares. Accordingly, the purpose of this Proxy Statement is to submit the New Agreement to a vote of the Funds' shareholders pursuant to the requirements of the 1940 Act described above.

VOTING AUTHORITY OF CORNERSTONE

Certain separate account clients of Cornerstone have delegated proxy voting responsibility to Cornerstone pursuant to the terms of their investment advisory agreements with Cornerstone. Accordingly, Cornerstone has the authority to vote on behalf of these separate account clients the Shares held by these clients in the Funds. Cornerstone will vote any Shares of the Funds over which it has voting authority consistent with its proxy voting policies and procedures.

Pursuant to its procedures, Cornerstone has established a Proxy Policy Committee (the "Proxy Committee") for the purpose of reviewing and resolving any apparent or potential conflicts of interest. At its meetings, the Proxy Committee determined, after reviewing all relevant information, that there are no material conflicts of interest that arise with respect to Cornerstone voting on the Proposal described in this proxy statement. In reaching its conclusion, the Proxy Committee considered a number of factors. A summary of the material factors considered by the Proxy Committee in connection with its determination that the Proposal does not raise any material conflicts of interest is set forth below.

The Proxy Committee considered the Board's considerations and conclusions with respect to approving the New Agreement. The Proxy Committee considered that there was not anticipated to be any change in the nature or quality of the services performed by Cornerstone under the terms of the New Agreement from the nature and quality of the services performed by Cornerstone under the Prior Agreement. Further, the Proxy Committee considered that the terms of the New Agreement are the same as the terms of the Prior Agreement except for the date. The Proxy Committee took into account the fact that the investment advisory fee rate paid to Cornerstone by each Funds under the New Agreement is the same as the fee rate paid to Cornerstone by each Fund under the Prior Agreement. In addition, the Proxy Committee considered the fact that Cornerstone took steps to provide its investment advisory clients, including those clients who are shareholders of the Funds, with (i) advance notice of the Transaction and resulting assignment of their investment advisory agreements with Cornerstone, and (ii) the opportunity to consent to new investment advisory agreements with Cornerstone.

The table below provides a breakdown, as of the Record Date, of outstanding Shares of each Fund for which Cornerstone was believed to possess voting power.
 The Shares to be voted by Cornerstone in accordance with the recommendation of the Proxy Committee constitute a 1940 Act Majority of each Fund's Shares.

--------------------------------------------------------------------------------
FUND                                    NUMBER OF SHARES     PERCENTAGE OF FUND
--------------------------------------------------------------------------------
Cornerstone Advisors Global Public       [____]                   [____]%
Equity Fund
--------------------------------------------------------------------------------
Cornerstone Advisors Income              [____]                   [____]%
Opportunities Fund
--------------------------------------------------------------------------------
Cornerstone Advisors Public              [____]                   [____]%
Alternatives Fund
--------------------------------------------------------------------------------
Cornerstone Advisors Real Assets         [____]                   [____]%
Fund
--------------------------------------------------------------------------------

DESCRIPTION OF THE MATERIAL TERMS OF THE PRIOR AGREEMENT, THE NEW AGREEMENT, AND THE INTERIM AGREEMENT

     o    MATERIAL TERMS OF THE PRIOR AGREEMENT AND THE NEW AGREEMENT

The Prior Agreement, dated June 26, 2012, was initially approved by the Board for a term of two years on June 26, 2012. The Prior Agreement was approved by each Fund's initial shareholder before the Fund commenced investment operations.

The New Agreement will become effective with respect to a Fund upon its approval by such Fund's shareholders. The New Agreement is identical to the Prior Agreement, except with respect to the date. Set forth below is a summary of all material terms of the New Agreement. The form of the New Agreement is included as Appendix A. Although the summary of all material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Appendix A, shareholders should still read the summary below carefully.

The advisory fee rate under the Prior Agreement and the New Agreement is the same. The annualized advisory fee rate paid to Cornerstone by the Trust will remain at 0.01% of each Fund's average daily net assets. In addition, the Funds' operating expenses are not expected to increase materially as a result of the Transaction or entering into the New Agreement.

The New Agreement would require Cornerstone to provide the same services as Cornerstone provided under the Prior Agreement. Cornerstone shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for such Fund assets consistent with the investment objectives and policies of such Fund.

The New Agreement has the same duration and termination provisions as the Prior Agreement. The New Agreement will have an initial term of two years from its effective date and will continue from year to year so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Agreement and who are not "interested persons" (as defined in the 1940
Act) of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or
(b) by vote of a majority of the voting securities of each Fund. It may be terminated by the Trust, without the payment of any penalty, by a vote of the Board or with respect to a Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. It may also be terminated at any time upon 30 days' notice by Cornerstone, without the payment of any penalty, and shall automatically terminate in the event of its assignment or in the event of the termination of the advisory agreement between Cornerstone and the Trust, on behalf of the Funds.

The New Agreement subjects Cornerstone to the same standard of care and liability to which it was subject under the Prior Agreement.

     o    INFORMATION ON INVESTMENT ADVISORY FEES PAID

During the most recent fiscal year ended October 31, 2013, the Funds paid Cornerstone the following advisory fees pursuant to the Prior Agreement:

--------------------------------------------------------------------------------
FUNDS                                                         ADVISORY FEES PAID
--------------------------------------------------------------------------------
Cornerstone Advisors Global Public Equity Fund                     $[____]
--------------------------------------------------------------------------------
Cornerstone Advisors Income Opportunities Fund                     $[____]
--------------------------------------------------------------------------------
Cornerstone Advisors Public Alternatives Fund                      $[____]
--------------------------------------------------------------------------------
Cornerstone Advisors Real Assets Fund                              $[____]
--------------------------------------------------------------------------------

     o    THE INTERIM AGREEMENT

At the November 2013 Meeting, the Board, including by separate vote of a majority of the Independent Trustees, reviewed and approved an interim agreement between the between the Trust, on behalf of the Funds, and Cornerstone (the "Interim Agreement"). The Interim Agreement took effect upon the Closing of the Transaction on [December 31, 2013] and will continue in effect for a term ending on the earlier of 150 days from the Closing or when shareholders of the Funds approve the New Agreement.

The terms of the Interim Agreement are substantially the same as those of the Prior Agreement, except for certain provisions that are required by law and except that the date of the Interim Agreement is made current. The provisions required by law include a requirement that fees payable under the Interim Agreement be paid into an escrow account. If a Fund's shareholders approve the New Agreement by the end of the 150-day period, the compensation (plus interest) payable by such Fund under the Interim Agreement will be paid to Cornerstone, but if the New Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to Cornerstone.

INFORMATION ABOUT CORNERSTONE

Cornerstone, a Washington corporation formed in 1983 and located at 225 108th Avenue NE, Suite 400, Bellevue, Washington 98004-5782, is an investment adviser registered under the Advisers Act. As of [DATE], Cornerstone had approximately $[____] in assets under management.

Listed below are the names and titles of each principal executive officer and director of Cornerstone. Except as noted below, the principal business address of each principal executive officer and director of Cornerstone is 225 108th Avenue NE, Suite 400, Bellevue, Washington 98004-5782.

--------------------------------------------------------------------------------
NAME                                       POSITION HELD WITH CORNERSTONE
--------------------------------------------------------------------------------
Robert Trenner                             Executive Chairman
--------------------------------------------------------------------------------
Kenneth Hart                               Chief Executive Officer
--------------------------------------------------------------------------------
Bruce Duff                                 Chief Operating Officer
--------------------------------------------------------------------------------
Mike Hughes                                Chief Investment Officer
--------------------------------------------------------------------------------
Douglas Haack                              Chief Client Relationship Officer
--------------------------------------------------------------------------------
Chuck Hammond                              Client Manager
--------------------------------------------------------------------------------
Daniel Kwon                                Client Manager
--------------------------------------------------------------------------------
Michael Milojevich                         Client Manager
--------------------------------------------------------------------------------
Dave Freudenberg                           Managing Director -- Real Estate and
                                            Fixed Income
--------------------------------------------------------------------------------
Paul Pedalino                              Managing Director -- Public Equities,
                                            Alternatives and Real Assets
--------------------------------------------------------------------------------
William Savoy                              Board Member
--------------------------------------------------------------------------------
Greg Collins                               Board Member
--------------------------------------------------------------------------------
Anne Farrell                               Board Member
--------------------------------------------------------------------------------

No officers or directors of the Trust hold positions with Cornerstone. Further, Cornerstone does not advise any other mutual funds with a similar investment objective as any of the Funds.

BOARD CONSIDERATIONS IN APPROVING THE NEW AGREEMENT

At the November 2013 Meeting, the Board considered the approval of the New Agreement. Cornerstone provided written information to the Board to assist the Board in its considerations. At the November 2013 Meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the initial approval of the Prior Agreement, which occurred at a special in-person Board meeting held on June 26, 2012 (the "June 2012 Meeting"), as part of its considerations to approve the New Agreement. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board's initial approval of the Prior Agreement at the June 2012 Meeting and the conclusions made by the Board when determining to approve the Prior Agreement for an initial two-year period.

Prior to the June 2012 Meeting, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from Cornerstone regarding, among other things: (i) the nature, extent and quality of the services to be provided by Cornerstone; (ii) Cornerstone's investment management personnel; (iii) Cornerstone's operations and financial condition;
(iv) Cornerstone's brokerage practices; (v) Cornerstone's compliance program, and (vi) the costs of the services to be provided by Cornerstone, as discussed in further detail below.

At the June 2012 Meeting, representatives from Cornerstone presented additional oral information to help the Board evaluate Cornerstone's fees and other aspects of the Prior Agreement. Among other things, the representatives provided an overview of Cornerstone, including its history, assets under management, personnel and experience, risk management, investment philosophy and process. The representatives also discussed in detail Cornerstone's proposed investment strategy and process for the Funds, describing Cornerstone's approach to and criteria for portfolio construction.

The Trustees then discussed the written materials that the Board received before the meeting, Cornerstone's oral presentation and any other information that the Board received at the meeting, and deliberated on the approval of the Prior Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

     o    NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY CORNERSTONE

In considering the nature, extent and quality of the services to be provided by Cornerstone, the Board reviewed Cornerstone's proposed investment strategy, including its asset allocation among sub-advisers for each Fund. Among other things, the Board considered Cornerstone's relationships and past experience with each proposed sub-adviser.

The Board also considered other services to be provided to the Funds by Cornerstone, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to each Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Following its evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the services to be provided to the Funds by Cornerstone supported approval of the New Agreement.

     o    COSTS OF ADVISORY SERVICES

The Board reviewed the proposed fee to be paid by each Fund to Cornerstone. The Board considered that Cornerstone would charge only a nominal, one basis point advisory fee for its services to each Fund. The Board also reviewed information with respect to the investment advisory fee charged by Cornerstone to its other clients for similar services. Following evaluation, the Board concluded that, within the context of its full deliberations, the proposed advisory fees to be paid by the Funds to Cornerstone were reasonable in light of the extent and quality of the services expected to be provided to the Funds by Cornerstone and supported approval of the Prior Agreement.

     o    PROFITS TO BE REALIZED BY CORNERSTONE AND ECONOMIES OF SCALE

The Board also reviewed a report of the expected costs of services to be provided by and the expected profits to be realized by Cornerstone from its relationship with the Funds and concluded that such profits were not excessive. The Board did not consider economies of scale in light of the nominal advisory fee proposed to be charged by Cornerstone to each Fund.

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board's approval of the Prior Agreement. The Board concluded, in the exercise of its reasonable judgment, that the terms of the Prior Agreement, including the compensation to be paid thereunder, were reasonable in relation to the services expected to be provided by Cornerstone to the Funds and that the appointment of Cornerstone and the approval of the Prior Agreement would be in the best interest of each Fund and its shareholders. Based on the Trustees' deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Trustees, unanimously approved (a) the appointment of Cornerstone as investment adviser to the Funds; and (b) the Prior Agreement.

In evaluating the background and conclusions from the June 2012 Meeting discussed above, shareholders should consider:

          o In reaching its determination regarding the approval of the Prior Agreement, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above; and

          o In their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

As stated above, at the November 2013 Meeting, the Board concluded it was reasonable to take into account the conclusions set forth above when determining whether to approve the New Agreement. The Board's conclusion in this regard was based on the fact that the New Agreement is identical to the Prior Agreement except for the date. Further, the Board's conclusion in this regard was based on the fact that the New Agreement does not change either (i) the advisory fees payable by the Funds to Cornerstone, or (ii) the day-to-day investment management services that Cornerstone will provide to the Funds. The Board's conclusion in this regard also was based on Cornerstone's representations that there are no anticipated changes in (a) the portfolio managers of the Funds and (b) the nature, extent and quality of the services Cornerstone provides to the Funds, in connection with the Transaction.

Based on its evaluation of the information and the conclusions with respect thereto at the November 2013 Meeting and June 2012 Meeting, the Board unanimously concluded that: (a) the terms of the New Agreement were fair and reasonable; (b) the approval of the New Agreement would be in the best interests of the Funds and their shareholders; and (c) it would recommend the approval of the New Agreement to shareholders. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling

SECTION 15(F) OF THE 1940 ACT

The Transaction involves the sale of Mr. Trenner's shares in Cornerstone such that immediately after the sale his ownership in Cornerstone will decrease below 25%. Cornerstone intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an "unfair burden" may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board has not been advised by Cornerstone of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on the Funds. Moreover, Cornerstone has agreed that, for two years after the consummation of the Transaction, it will use reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on the Funds.

Second, during the three-year period after the Transaction, at least 75% of the members of the investment company's board of trustees cannot be "interested persons" (as defined in the 1940 Act) of the investment adviser. At the present time, at least 75% of the Trustees are classified as Independent Trustees. Cornerstone will use its reasonable best efforts to ensure that at all times at least 75% of the Trustees are not "interested persons" (as defined in the 1940 Act) of Cornerstone for the three-year period after the completion of the Transaction.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE
                                 THE PROPOSAL.

ADDITIONAL INFORMATION

OTHER SERVICE PROVIDERS

     SEI Investments Global Funds Services ("SEIGFS") serves as the Funds' administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Funds' distributor and principal underwriter. SIDCO receives no compensation for distributing Fund shares. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. For the most recent fiscal year ended October 31, 2013, the Funds paid the following fees to SEIGFS for services rendered, respectively:

--------------------------------------------------------------------------------
FUNDS                                                              FEES PAID
--------------------------------------------------------------------------------
Cornerstone Advisors Global Public Equity Fund                     $[____]
--------------------------------------------------------------------------------
Cornerstone Advisors Income Opportunities Fund                     $[____]
--------------------------------------------------------------------------------
Cornerstone Advisors Public Alternatives Fund                      $[____]
--------------------------------------------------------------------------------
Cornerstone Advisors Real Assets Fund                              $[____]
--------------------------------------------------------------------------------

PAYMENT OF EXPENSES

     Cornerstone or its affiliates will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. The Funds will not incur any of these expenses.

COMMISSIONS PAID TO AFFILIATED BROKERS

     [During the Funds' most recently completed fiscal year ended October 31, 2013, the Funds did not pay any commissions to any affiliated brokers.]

BENEFICIAL OWNERSHIP OF SHARES

     As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of any class of the Funds. On that date, the Trustees and officers of the Funds, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

     o    CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND - INSTITUTIONAL SHARES

NAME AND ADDRESS                NUMBER OF SHARES                       PERCENT
--------------------------------------------------------------------------------
[XX]                                  [XX]                              [XX]%
--------------------------------------------------------------------------------

     o    CORNERSTONE ADVISORS INCOME OPPORTUNITY FUND - INSTITUTIONAL SHARES

NAME AND ADDRESS                NUMBER OF SHARES                       PERCENT
--------------------------------------------------------------------------------
[XX]                                  [XX]                              [XX]%
--------------------------------------------------------------------------------

     o    CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND - INSTITUTIONAL SHARES

NAME AND ADDRESS                NUMBER OF SHARES                       PERCENT
--------------------------------------------------------------------------------
[XX]                                  [XX]                              [XX]%
--------------------------------------------------------------------------------

     o    CORNERSTONE ADVISORS REAL ASSETS FUND - INSTITUTIONAL SHARES

NAME AND ADDRESS                NUMBER OF SHARES                       PERCENT
--------------------------------------------------------------------------------
[XX]                                  [XX]                              [XX]%
--------------------------------------------------------------------------------

     The information as to beneficial ownership is based on statements furnished to the Funds by the Trustees of the Trust, and/or on the records of the Trust's transfer agent.

ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS

     For a free copy of the Funds' annual report for the fiscal year ended October 31, 2013, shareholders of the Funds may call 1-888-762-1442 or write to the Funds at: Cornerstone Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009.

SUBMISSION OF SHAREHOLDER PROPOSALS

     The Trust is organized as a voluntary association under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Funds who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Funds' proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

VOTING AND OTHER MATTERS

     If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Funds at 1-888-762-1442.

     The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by Cornerstone or its affiliates, not the Funds.

     All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. IF NO SPECIFICATION IS MADE ON AN EXECUTED PROXY CARD, IT WILL BE VOTED FOR THE MATTERS SPECIFIED ON THE PROXY CARD.

     If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of

     Elections at the Meeting. The presence in person or by proxy of shareholders of the Fund holding a majority of the total number of votes eligible to be cast by all shareholders of the Funds as of the Record Date constitutes a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote AGAINST the Proposal.

     As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment management agreement as contemplated by the Proposal.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. Cornerstone or its affiliates will bear the costs of any additional solicitation or any adjourned sessions.

     No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Funds.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                                  By Order of the Trustees,

                                                  /s/ Michael Beattie
                                                  -------------------
                                                  Michael Beattie
                                                  President

                                   APPENDIX A

                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT

          INVESTMENT ADVISORY AGREEMENT (the "Agreement") made as of this day of ______________________ , 20__ by and between THE ADVISORS' INNER CIRCLE FUND (the "Trust"), a Massachusetts voluntary association (commonly known as a business trust) registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and Cornerstone Advisors Inc. (the "Adviser"), a Washington corporation with its principal place of business at 225 -- 108th Avenue NE , Suite 400, Bellevue, Washington 98004-5782.

                              W I T N E S S E T H

          WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (the "Fund"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

     1.   THE ADVISER'S SERVICES.

          (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Adviser shall act as investment adviser with respect to the Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund, consistent with the investment objectives and policies of the Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested in cash, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over the Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of the Fund's assets or to otherwise exercise its right to control the overall management of the Fund.

          (b) COMPLIANCE. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting the Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

          (c) PROXY VOTING. The Board has the authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Fund's securities to the Adviser. So long as proxy voting authority for the Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

The Adviser is authorized to instruct the Fund's custodian and/or broker(s) to forward promptly to the Adviser or designate service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of a Fund (other than materials relating to legal proceedings against the Fund). The Adviser may also instruct the Fund's custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Adviser has the authority to engage a service provided to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Fund's custodian and/or broker(s) to provide any assistance requested by the Adviser in facilitating the use of a service provider. In no event shall the Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Adviser, consistent with the Adviser's written proxy voting policies and procedures, may refrain from voting a proxy if, in the Adviser's discretion, refraining from voting would be in the best interests of the Fund and its shareholders.

          (d) RECORDKEEPING. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

          The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

          (e) HOLDINGS INFORMATION AND PRICING. The Adviser shall provide regular reports regarding Fund holdings, and may, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to notify the Trust promptly if the Adviser reasonably believes that the value of any security held by the Fund may not reflect fair value. The Adviser agrees to provide upon request any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

          (f) COOPERATION WITH AGENTS OF THE TRUST. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

          2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust's Board. The Adviser shall respond to requests for information from the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code, whether or not such violation relates to a security held by the Fund.

          3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

          (a) NOTIFICATION OF BREACH / COMPLIANCE REPORTS. The Adviser shall notify the Trust's chief compliance officer immediately upon detection of
     (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding the Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

          (b) BOARD AND FILINGS INFORMATION. The Adviser will provide the Trust with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

          (c) TRANSACTION INFORMATION. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Fund and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

     4. BROKERAGE.

          (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

          (b) PLACEMENT OF ORDERS. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for the Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

          (c) AGGREGATED TRANSACTIONS. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

          (d) AFFILIATED BROKERS. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Adviser's fees for services under this Agreement.

     5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of the Fund.

     6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for the Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

     7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

          (a) PROPERLY REGISTERED. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

          (b) ADV DISCLOSURE. The Adviser has provided the Trust with a copy of its Form ADV Part I as most recently filed with the SEC and its current
     Part II and will, promptly after filing any amendment to its Form ADV with the SEC updating its Part II, furnish a copy of such amendments or updates to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          (c) FUND DISCLOSURE DOCUMENTS. The Adviser has reviewed, and will in the future review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively the "Disclosure Documents") and represents and warrants that such Disclosure Documents contain or will contain no untrue statement of any material fact and do not and will not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) USE OF THE NAME "CORNERSTONE ADVISORS". The Adviser has the right to use the name "Cornerstone Advisors" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Cornerstone Advisors" in connection with the management and operation of the Fund. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name "Cornerstone Advisors."

          (e) INSURANCE. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

          (f) NO DETRIMENTAL AGREEMENT. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

          (g) CONFLICTS. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law.

          (h) REPRESENTATIONS. The representations and warranties in this
     Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by
     Section 3(a), whether or not specifically referenced in such report.

     8. THE NAME "CORNERSTONE ADVISORS". The Adviser grants to the Trust a license to use the name "Cornerstone Advisors" (the "Name") as part of the name of the Funds. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of the Funds is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will
(a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of a Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of a Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

     9. ADVISER'S COMPENSATION. The Fund shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Fund.

          The method for determining net assets of the Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed to be an agent of the Trust or the Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of the Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     12.  DURATION AND TERMINATION.

     This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) and unless terminated automatically as set forth in
Section 11 hereof or until terminated as follows:

          (a) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

          (b) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

          (c) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

          (d) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

     In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

     13.  CERTAIN DEFINITIONS. For the purposes of this Agreement:

          (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     14.  LIABILITY OF THE ADVISER.

          (a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in the Fund's Disclosure Documents.

          (b) The Adviser shall be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment made by the Adviser in contravention of: (i) any investment policy, guideline or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Adviser; or (ii) applicable law, including but not limited to the 1940 Act and the Code (including but not limited to the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as "Improper Investments").

          (c) The Adviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of
     Section 15 of the 1933 Act (any such person, an "Indemnified Party") against any and all losses, claims, damages, expenses or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any such person may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a breach by the Adviser of this Agreement or of the representations and warranties made by the Adviser herein; (ii) any Improper Investment; (iii) any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Adviser's performance or non-performance of its duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such Indemnified Party would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

          15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

          16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

          17. CHANGE IN THE ADVISER'S OWNERSHIP. The Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Adviser within a reasonable time prior to such change being effected.

          18. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of Commonwealth of Massachusetts and the Adviser consents to the jurisdiction of courts, both state or federal, in Massachusetts, with respect to any dispute under this Agreement.

          19. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

          20. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                         THE ADVISORS' INNER CIRCLE FUND, on behalf of the Fund(s) listed on Schedule A

                         By: _________________________________
                              Name:
                              Title:

                         CORNERSTONE ADVISORS INC.


                         By:__________________________________
                             Name:
                             Title:




                      Signature Page -- Advisory Agreement

                                   SCHEDULE A
                                     TO THE
                         INVESTMENT ADVISORY AGREEMENT
                     DATED ________________ , 20__ BETWEEN
                        THE ADVISORS' INNER CIRCLE FUND
                                      AND
                           CORNERSTONE ADVISORS INC.

The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the Fund in accordance the following fee schedule:

FUND                                                               RATE

Global Public Equity Fund ........................................ 0.01%
Income Opportunities Fund ........................................ 0.01%
Public Alternatives Fund ......................................... 0.01%
Real Assets Fund ................................................. 0.01%




                        Schedule A -- Advisory Agreement

                                                               [GRAPHIC OMITTED]


[GRAPHIC OMITTED]           PROXY CARD

                            CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND

                            PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON FEBRUARY 28, 2014


The undersigned, revoking prior proxies, hereby appoints Michael Beattie and Dianne Descoteaux, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Cornerstone Advisors Global Public Equity Fund (the "Fund") to be held at the offices of the Fund's administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 on February 28, 2014 at XXX Eastern time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.


                                                            YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.
                                                            Your signature(s) on this should be exactly as your name(s) appear on
[GRAPHIC OMITTED]                                           this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.





                                                            ------------------------------------------------------------------------
                                                            SIGNATURE                                              DATE
QUESTIONS ABOUT THIS PROXY? Should you have
any questions about the proxy materials or                  ------------------------------------------------------------------------
regarding how to vote your shares, please                   SIGNATURE (if held jointly)                            DATE
contact our proxy information line
TOLL-FREE AT 1-866-416-0643. Representatives                ------------------------------------------------------------------------
are available Monday through Friday 9:00 a.m.               Title - if a corporation, partnership or other entity
to 10:00 p.m. Eastern Time.


WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR "FOR" THE PROPOSAL IF NO CHOICE IS INDICATED. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE PROXY HOLDERS' BEST JUDGMENT AS TO ANY OTHER MATTERS THAT MAY ARISE AT THE MEETING.


                                        THREE OPTIONS FOR VOTING YOUR PROXY

[GRAPHIC OMITTED]        1. INTERNET           Log on to www.proxyonline.com. Make sure to have this
                                               proxy card available when you plan to vote your shares.
                                               You will need the control number found in the box at the
                                               right at the time you execute your vote.

[GRAPHIC OMITTED]        2. TELEPHONE          Simply dial toll-free 1-866-416-0643 and have this proxy
                                               card available at the time of the call.                              CONTROL NUMBER

                                                                                                                   [GRAPHIC OMITTED]

[GRAPHIC OMITTED]        3. MAIL               Simply sign, date, and complete the reverse side of this
                                               proxy card and return it in the postage paid envelope
                                               provided.


IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 28, 2014

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYONLINE.COM/DOCS/CORNERSTONE.PDF



TAG ID:                             BAR CODE                    CUSIP:

                                                                      ----------
CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND                        PROXY CARD
                                                                      ----------



TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. EXAMPLE: [X]


PROPOSAL:

                                                                                    FOR      AGAINST      ABSTAIN



1) To approve a new investment advisory agreement between
The Advisors' Inner Circle Fund, on behalf of the Fund, and                         [ ]        [ ]          [ ]
Cornerstone Advisors, Inc.




                           THANK YOU FOR VOTING


TAG ID:                             BAR CODE                    CUSIP:

                                                               [GRAPHIC OMITTED]


[GRAPHIC OMITTED]           PROXY CARD

                            CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND

                            PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON FEBRUARY 28, 2014


The undersigned, revoking prior proxies, hereby appoints Michael Beattie and Dianne Descoteaux, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Cornerstone Advisors Income Opportunities Fund (the "Fund") to be held at the offices of the Fund's administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 on February 28, 2014 at XXX Eastern time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

                                                            YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.
                                                            Your signature(s) on this should be exactly as your name(s) appear on
[GRAPHIC OMITTED]                                           this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.





                                                            ------------------------------------------------------------------------
                                                            SIGNATURE                                              DATE
QUESTIONS ABOUT THIS PROXY? Should you have
any questions about the proxy materials or                  ------------------------------------------------------------------------
regarding how to vote your shares, please                   SIGNATURE (if held jointly)                            DATE
contact our proxy information line
TOLL-FREE AT 1-866-416-0643. Representatives                ------------------------------------------------------------------------
are available Monday through Friday 9:00 a.m.               Title - if a corporation, partnership or other entity
to 10:00 p.m. Eastern Time.


WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR "FOR" THE PROPOSAL IF NO CHOICE IS INDICATED. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE PROXY HOLDERS' BEST JUDGMENT AS TO ANY OTHER MATTERS THAT MAY ARISE AT THE MEETING.


                                        THREE OPTIONS FOR VOTING YOUR PROXY

[GRAPHIC OMITTED]        1. INTERNET           Log on to www.proxyonline.com. Make sure to have this
                                               proxy card available when you plan to vote your shares.
                                               You will need the control number found in the box at the
                                               right at the time you execute your vote.

[GRAPHIC OMITTED]        2. TELEPHONE          Simply dial toll-free 1-866-416-0643 and have this proxy
                                               card available at the time of the call.                              CONTROL NUMBER

                                                                                                                   [GRAPHIC OMITTED]

[GRAPHIC OMITTED]        3. MAIL               Simply sign, date, and complete the reverse side of this
                                               proxy card and return it in the postage paid envelope
                                               provided.


IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 28, 2014

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYONLINE.COM/DOCS/CORNERSTONE.PDF



TAG ID:                             BAR CODE                    CUSIP:

                                                                      ----------
CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND                        PROXY CARD
                                                                      ----------



TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. EXAMPLE: [X]


PROPOSAL:

                                                                                    FOR      AGAINST      ABSTAIN



1) To approve a new investment advisory agreement between
The Advisors' Inner Circle Fund, on behalf of the Fund, and                         [ ]        [ ]          [ ]
Cornerstone Advisors, Inc.




                           THANK YOU FOR VOTING


TAG ID:                             BAR CODE                    CUSIP:

                                                               [GRAPHIC OMITTED]


[GRAPHIC OMITTED]           PROXY CARD

                            CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND

                            PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON FEBRUARY 28, 2014


The undersigned, revoking prior proxies, hereby appoints Michael Beattie and Dianne Descoteaux, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Cornerstone Advisors Public Alternatives Fund (the "Fund") to be held at the offices of the Fund's administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 on February 28, 2014 at XXX Eastern time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.


                                                            YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.
                                                            Your signature(s) on this should be exactly as your name(s) appear on
[GRAPHIC OMITTED]                                           this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.





                                                            ------------------------------------------------------------------------
                                                            SIGNATURE                                              DATE
QUESTIONS ABOUT THIS PROXY? Should you have
any questions about the proxy materials or                  ------------------------------------------------------------------------
regarding how to vote your shares, please                   SIGNATURE (if held jointly)                            DATE
contact our proxy information line
TOLL-FREE AT 1-866-416-0643. Representatives                ------------------------------------------------------------------------
are available Monday through Friday 9:00 a.m.               Title - if a corporation, partnership or other entity
to 10:00 p.m. Eastern Time.


WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR "FOR" THE PROPOSAL IF NO CHOICE IS INDICATED. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE PROXY HOLDERS' BEST JUDGMENT AS TO ANY OTHER MATTERS THAT MAY ARISE AT THE MEETING.


                                        THREE OPTIONS FOR VOTING YOUR PROXY

[GRAPHIC OMITTED]        1. INTERNET           Log on to www.proxyonline.com. Make sure to have this
                                               proxy card available when you plan to vote your shares.
                                               You will need the control number found in the box at the
                                               right at the time you execute your vote.

[GRAPHIC OMITTED]        2. TELEPHONE          Simply dial toll-free 1-866-416-0643 and have this proxy
                                               card available at the time of the call.                              CONTROL NUMBER

                                                                                                                   [GRAPHIC OMITTED]

[GRAPHIC OMITTED]        3. MAIL               Simply sign, date, and complete the reverse side of this
                                               proxy card and return it in the postage paid envelope
                                               provided.


IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 28, 2014

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYONLINE.COM/DOCS/CORNERSTONE.PDF



TAG ID:                             BAR CODE                    CUSIP:

                                                                      ----------
CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND                         PROXY CARD
                                                                      ----------



TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. EXAMPLE: [X]


PROPOSAL:

                                                                                    FOR      AGAINST      ABSTAIN



1) To approve a new investment advisory agreement between
The Advisors' Inner Circle Fund, on behalf of the Fund, and                         [ ]        [ ]          [ ]
Cornerstone Advisors, Inc.




                           THANK YOU FOR VOTING


TAG ID:                             BAR CODE                    CUSIP:

                                                               [GRAPHIC OMITTED]


[GRAPHIC OMITTED]           PROXY CARD

                            CORNERSTONE ADVISORS REAL ASSETS FUND

                            PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON FEBRUARY 28, 2014


The undersigned, revoking prior proxies, hereby appoints Michael Beattie and Dianne Descoteaux, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Cornerstone Advisors Real Assets Fund (the "Fund") to be held at the offices of the Fund's administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 on February 28, 2014 at XXX Eastern time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.


                                                            YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.
                                                            Your signature(s) on this should be exactly as your name(s) appear on
[GRAPHIC OMITTED]                                           this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.





                                                            ------------------------------------------------------------------------
                                                            SIGNATURE                                              DATE
QUESTIONS ABOUT THIS PROXY? Should you have
any questions about the proxy materials or                  ------------------------------------------------------------------------
regarding how to vote your shares, please                   SIGNATURE (if held jointly)                            DATE
contact our proxy information line
TOLL-FREE AT 1-866-416-0643. Representatives                ------------------------------------------------------------------------
are available Monday through Friday 9:00 a.m.               Title - if a corporation, partnership or other entity
to 10:00 p.m. Eastern Time.


WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR "FOR" THE PROPOSAL IF NO CHOICE IS INDICATED. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE PROXY HOLDERS' BEST JUDGMENT AS TO ANY OTHER MATTERS THAT MAY ARISE AT THE MEETING.


                                        THREE OPTIONS FOR VOTING YOUR PROXY

[GRAPHIC OMITTED]        1. INTERNET           Log on to www.proxyonline.com. Make sure to have this
                                               proxy card available when you plan to vote your shares.
                                               You will need the control number found in the box at the
                                               right at the time you execute your vote.

[GRAPHIC OMITTED]        2. TELEPHONE          Simply dial toll-free 1-866-416-0643 and have this proxy
                                               card available at the time of the call.                              CONTROL NUMBER

                                                                                                                   [GRAPHIC OMITTED]

[GRAPHIC OMITTED]        3. MAIL               Simply sign, date, and complete the reverse side of this
                                               proxy card and return it in the postage paid envelope
                                               provided.


IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 28, 2014

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYONLINE.COM/DOCS/CORNERSTONE.PDF



TAG ID:                             BAR CODE                    CUSIP:

                                                                      ----------
CORNERSTONE ADVISORS REAL ASSETS FUND                                 PROXY CARD
                                                                      ----------



TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. EXAMPLE: [X]


PROPOSAL:

                                                                                    FOR      AGAINST      ABSTAIN



1) To approve a new investment advisory agreement between
The Advisors' Inner Circle Fund, on behalf of the Fund, and                         [ ]        [ ]          [ ]
Cornerstone Advisors, Inc.




                           THANK YOU FOR VOTING


TAG ID:                             BAR CODE                    CUSIP: